Quantitative

Managed Futures Strategy Fund

a Series of Northern Lights Fund Trust

Class	A	shares	QMFAX
Class	C	shares	QMFCX
Class	I	shares	QMFIX

Supplement dated July 18, 2012

to the Prospectus dated July 22, 2011.

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The following replaces the information in the underneath the section “How to Purchase Shares” titled “Share Classes” on page 28 of the Prospectus:

This Prospectus describes 3 classes of shares offered by the Fund: Class A, Class C and Class I.  The Fund offers these classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges, ongoing fees and minimum investment.  For information on ongoing distribution fees, see Distribution Fees on page 40 of this Prospectus.  Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund.  There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below, and investment minimums. Not all share classes may be available for purchase in all states.

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This Supplement, and the Prospectus and Statement of Additional Information both dated July 22, 2011, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-QMF-FUND (1-855-763-3863) or by visiting www.qmfsfund.com.